================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                                DECEMBER 20, 2001

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         1-9466                                         13-3216325
(Commission File Number)                    (IRS Employer Identification No.)

                                 399 Park Avenue
                               NEW YORK, NY 10022
                        (Address of principal (Zip Code)
                               executive offices)

               Registrant's telephone number, including area code:

                                 (201) 524-2000




================================================================================

2

Item 5.  Other Events

Fourth Quarter Earnings

         On December 20, 2001, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its earnings for the fourth fiscal quarter and full fiscal year 2001, ended November 30, 2001 (the "Earnings Release").

         A copy of the Earnings Release follows as Exhibits 99.1 through 99.5 hereto.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

The following Exhibits are filed as part of this Report.

         Exhibit 99.1 Press Release Relating to Fourth Quarter and Fiscal Year 2001 Earnings

         Exhibit 99.2    Selected Statistical Information
                         (Preliminary and Unaudited)

         Exhibit 99.3    Consolidated Statement of Income
                         (Three Months Ended November 30, 2001)
                         (Preliminary and Unaudited)

         Exhibit 99.4    Consolidated Statement of Income
                         (Twelve Months Ended November 30, 2001)
                         (Preliminary and Unaudited)

         Exhibit 99.5    Segment Net Revenue Information
                         (Three and Twelve Months Ended November 30, 2001) (Preliminary and Unaudited)

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEHMAN BROTHERS HOLDINGS INC.
                                                      (Registrant)


Date:  December 20, 2001                    By: /s/ David Goldfarb
                                                ------------------
                                                David Goldfarb
                                                Chief Financial Officer
                                                (Principal Financial Officer)

                                  EXHIBIT INDEX




EXHIBIT NO.  EXHIBIT
-----------  -------
99.1         Press Release Relating to Fourth Quarter and Fiscal Year 2001
             Earnings

99.2         Selected Statistical Information
             (Preliminary and Unaudited)

99.3         Consolidated Statement of Income
             (Three Months Ended November 30, 2001)
             (Preliminary and Unaudited)

99.4         Consolidated Statement of Income
             (Twelve Months Ended November 30, 2001)
             (Preliminary and Unaudited)

99.5         Segment Net Revenue Information
             (Three and Twelve Months Ended November 30, 2001)
             (Preliminary and Unaudited)

                                                                    EXHIBIT 99.1



LEHMAN BROTHERS

Press Release

--------------------------------------------------------------------------------



For Immediate Release                      MEDIA CONTACT:      WILLIAM J. AHEARN
                                                               212-526-4379
                                           INVESTOR CONTACT:   SHAUN BUTLER
                                                               212-526-8381



                             LEHMAN BROTHERS REPORTS
             NET INCOME OF $201 MILLION, OR $0.73 PER COMMON SHARE (DILUTED), EXCLUDING THE IMPACT FROM SPECIAL CHARGE OF
               $71 MILLION RELATED TO THE EVENTS OF SEPTEMBER 11

            FIRM REPORTS FULL-YEAR NET INCOME OF $1.326 BILLION, AND
              RETURN ON EQUITY OF 17.5%, EXCLUDING SPECIAL CHARGE



NEW YORK, Dec. 20, 2001 - Lehman Brothers Holdings Inc. (NYSE: LEH) today reported net income of $201 million, or $0.73 per common share (diluted) for the fourth quarter ended November 30, 2001, excluding the impact of a special charge associated with the events of September 11. This compares with $399 million, or $1.46 per common share (diluted) in the fourth quarter of fiscal 2000. Fiscal 2001 fourth quarter results included a special charge of $127 million ($71 million after tax). Fourth quarter earnings, including the impact of the special charge, were $130 million, or $0.46 per common share (diluted).

For the full year of fiscal 2001, the Firm reported net income of $1.326 billion (excluding the

                                    - more -

                                                                 Earnings/page 2


impact of the special charge), or $4.64 per common share (diluted), compared with $1.775 billion, or $6.38 per share, in fiscal 2000. Including the impact of the fourth-quarter special charge, net income for the fiscal year was $1.255 billion, or $4.38 per common share (diluted).

The Firm's fourth quarter and full year results for fiscal 2001 were negatively impacted by the events of September 11, which resulted in the displacement and relocation of the Firm's New York employees located in lower Manhattan. The Firm recorded a $127 million special charge stemming from those events. This charge reflects all costs and asset write-offs associated with these events, net of related estimated insurance recoveries. The Firm is pursuing a claim with its insurance carriers for the property damage, incremental costs, and lost revenues from the business interruption resulting from these events.

"Lehman Brothers faced tremendous challenges this year. Despite the difficult economic and market conditions and the direct impact of the tragic events of September 11, we continued to deliver solid financial performance," said Richard
S. Fuld, Jr., Chairman and Chief Executive Officer. "Our people came together and showed the strength and resiliency of our culture. Our commitment to our clients, our shareholders, and each other will continue to help us deliver on our 'Best Operator' strategy."

He pointed out that despite the impact of September 11 and unfavorable market conditions, Lehman Brothers reported its second best year ever in terms of revenues and net income in fiscal 2001, a return on equity (excluding the special charge) of 17.5% and pre-tax operating margin (excluding the special charge) of 27.8%, reflecting the benefits of the Firm's diversification across its businesses and geographic locations.

Net revenues (total revenues less interest expense) for the fourth quarter were $1.203 billion, a decrease of 29 percent from $1.698 billion in the fourth quarter of fiscal 2000. For the full fiscal year of 2001, net revenues were $6.736 billion, a decrease of 13 percent from $7.707 billion in the 12 months of fiscal 2000.

                                   -- more --

                                                                 Earnings/page 3


Nonpersonnel expenses for the fourth quarter of fiscal 2001 were $345 million, compared with $338 million in the previous fiscal year's fourth quarter. Compensation and benefits as a percentage of net revenues was approximately 51 percent. For the full 12 months of 2001, nonpersonnel expenses were $1,424 million, compared with $1,197 million in fiscal 2000. The foregoing exclude the effect of the special charge.

For the fiscal 2001 fourth quarter, the Firm's pre-tax operating margin was 20.2 percent, excluding the special charge (9.6 percent including the special charge), compared with 32.6 percent in the fourth quarter of fiscal 2000. Return on common equity was 10.0 percent for the quarter ended November 30, 2001 excluding the special charge (6.3 percent including the special charge), compared with 22.4 percent a year ago. For the full 12 months of fiscal 2001, the Firm's pre-tax operating margin was 27.8 percent, excluding the special charge (26.0 percent including the special charge), compared with 33.5 percent for the full year of fiscal 2000. Return on common equity was 17.5 percent for the year ended November 30, 2001, excluding the special charge (16.5 percent including the special charge), compared with 27.4 percent in fiscal 2000. Return on common equity for all periods is calculated before adjusting for a special preferred dividend, where applicable.

As of November 30, 2001, Lehman Brothers' stockholders' equity and trust preferred securities were $9.169 billion and total capital (stockholders' equity, trust preferred, and long-term debt) was approximately $47.5 billion. Book value per common share was $31.81.

Earnings per share calculations for 2001 and 2000 include the impact of a special preferred dividend paid to American Express Company and to Nippon Life Insurance Company at fiscal year end. American Express and Nippon Life are entitled to receive an annual non-cumulative preferred dividend equal to 50 percent of the amount by which the Firm's net income for the full fiscal year exceeds $400 million, up to a maximum of $50 million per year. This special preferred dividend expires on May 31, 2002; since this reflects a half-year period, the dividend applies to 50 percent of the amount by which the Firm's net income in fiscal 2002 exceeds $200 million, up to a maximum of $25 million.

                                   -- more --

                                                                 Earnings/page 4


Lehman Brothers (ticker symbol NYSE: LEH), an innovator in global finance, serves the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The Firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. For further information about Lehman Brothers' services, products, and recruitment opportunities, visit our web site at www.lehman.com.


                         Financial Statements Following



CONFERENCE CALL

A conference call to discuss the Firm's financial results and outlook will be held at 9:00 a.m. EST on Thursday, Dec. 20. Members of the public who would like to access the conference call should dial 888-843-7190 in the U.S., or 712-257-3681 outside the U.S. (passcode: BROTHERS). The conference call will also be accessible through the "Shareholders" section of the Firm's web site, www.lehman.com. For those unable to listen to the live broadcast, a replay will be available on the Firm's web site or by dialing 800-813-5529 in the U.S., or 402-280-1634 outside the U.S., beginning approximately one hour after the event, and remaining available until 5:00 p.m. on January 11, 2002. The passcode for the replay is "LEH."




CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements. These statements are not historical facts but instead represent only the Firm's expectations, estimates and projections regarding future events. These statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict. The Firm's actual results and financial condition may differ, perhaps materially, from the anticipated results and financial condition in any such forward-looking statements. For more information concerning the risks and other factors that could affect the Firm's future results and financial condition, see "Management's Discussion and Analysis of Financial Condition and Results of Operation" in the Firm's most recent Annual Report to Shareholders and most recent Quarterly Report on Form 10-Q.

                                                                    EXHIBIT 99.2
LEHMAN BROTHERS HOLDINGS INC.
SELECTED STATISTICAL INFORMATION
(PRELIMINARY AND UNAUDITED)
(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                       Twelve Months Ended
                                                                 ---------------------------

                                                                        2001          2000
                                                                 ---------------------------
  INCOME STATEMENT
  Net Revenues                                                        $ 6,736        $7,707
  Non-Interest Expenses:
     Compensation and Benefits                                          3,437         3,931
     Nonpersonnel Expenses                                              1,424         1,197
  Net Income                                                            1,255         1,775
  Net Income Applicable to Common Stock                                 1,161         1,679
  Earnings per Common Share
     Basic                                                              $4.77         $6.89
     Diluted                                                            $4.38         $6.38
     DILUTED (EXCLUDING SPECIAL CHARGE)                                 $4.64         $6.38

  FINANCIAL RATIOS (%)
  RETURN ON COMMON EQUITY (ANNUALIZED, EXCLUDING THE SPECIAL
    CHARGE AND SPECIAL PREFERRED DIVIDENDS, WHERE APPLICABLE)(a)         17.5          27.4
  Return on Common Equity (annualized)(b)                                15.9          26.6

  PRETAX OPERATING MARGIN (EXCLUDING SPECIAL CHARGE)                     27.8          33.5
  Pretax Operating Margin                                                26.0          33.5


  Compensation & Benefits/Net Revenues                                   51.0          51.0

  EFFECTIVE TAX RATE (EXCLUDING SPECIAL CHARGE)                          26.3          29.0
  Effective Tax Rate                                                     25.0          29.0

  BALANCE SHEET
  Total Assets
  Total Assets Excluding Matched Book (c)
  Common Stockholders' Equity
  Total Stockholders' Equity + Preferred Securities Subject to
  Mandatory Redemption
  Total Capital (d)
  Book Value per Common Share (e)

  OTHER DATA (#s)
  Employees
  Common Stock Outstanding
  Average Shares
     Basic                                                        243,129,154   243,762,511
     Diluted (f)                                                  265,257,554   264,163,612

                                                                                        Quarters Ended
                                                                 ------------------------------------------------------------------

                                                                     11/30/01      8/31/01       5/31/01      2/28/01      11/30/00
                                                                 ------------------------------------------------------------------
  INCOME STATEMENT
  Net Revenues                                                        $1,203        $1,628       $2,022       $1,883        $1,698
  Non-Interest Expenses:
     Compensation and Benefits                                           615           830        1,032          960           806
     Nonpersonnel Expenses                                               345           363          365          350           338
  Net Income                                                             130           309          430          387           399
  Net Income Applicable to Common Stock                                  119           298          369          375           386
  Earnings per Common Share
     Basic                                                             $0.49         $1.24        $1.51        $1.52         $1.60
     Diluted                                                           $0.46         $1.14        $1.38        $1.39         $1.46
     DILUTED (EXCLUDING SPECIAL CHARGE)                                $0.73         $1.14        $1.38        $1.39         $1.46

  FINANCIAL RATIOS (%)
  RETURN ON COMMON EQUITY (ANNUALIZED, EXCLUDING THE SPECIAL
    CHARGE AND SPECIAL PREFERRED DIVIDENDS, WHERE APPLICABLE)(a)        10.0          16.2         23.4         21.2          22.4
  Return on Common Equity (annualized)(b)                                6.3          16.2         20.6         21.2          22.4

  PRETAX OPERATING MARGIN (EXCLUDING SPECIAL CHARGE)                    20.2          26.7         30.9         30.4          32.6
  Pretax Operating Margin                                                9.6          26.7         30.9         30.4          32.6


  Compensation & Benefits/Net Revenues                                  51.1          51.0         51.0         51.0          47.5

  EFFECTIVE TAX RATE (EXCLUDING SPECIAL CHARGE)                         11.5          25.8         29.0         30.0          25.5
  Effective Tax Rate                                                  (24.4)          25.8         29.0         30.0          25.5

  BALANCE SHEET
  Total Assets                                                      $248,000      $243,337     $235,936     $236,287      $224,720
  Total Assets Excluding Matched Book (c)                            165,000       156,393      152,890      155,766       143,478
  Common Stockholders' Equity                                          7,759         7,411        7,279        7,047         7,081
  Total Stockholders' Equity + Preferred Securities Subject to
  Mandatory Redemption                                                 9,169         8,821        8,689        8,457         8,641
  Total Capital (d)                                                   47,500        48,157       46,425       44,769        43,874
  Book Value per Common Share (e)                                      31.81         30.83        29.93        28.90         28.78

  OTHER DATA (#s)
  Employees                                                           13,090        13,281       12,426       11,925        11,326
  Common Stock Outstanding                                       237,534,091   239,046,975  244,202,014  247,321,056   236,395,332
  Average Shares
     Basic                                                       241,933,119   240,414,784  243,852,453  246,154,488   241,873,653
     Diluted (f)                                                 261,545,485   261,755,211  266,878,412  270,689,336   265,421,298

(a) Return on common equity calculated using net income before adjusting for special charge and special preferred dividends, where applicable.

(b) Return on common equity calculated using net income after adjusting for special charge and special preferred dividends, where applicable.

(c) Matched book is defined as the lower of securities purchased under agreements to resell or securities sold under agreements to repurchase.

(d) Total capital includes long-term debt, stockholders' equity and preferred securities subject to mandatory redemption.

(e) This calculation includes restricted stock units granted under the Lehman Stock Award Programs included in stockholders' equity.

(f) For the year and quarter ended November 30, 2000, the assumed conversion of Series A and B Convertible Preferred Stock into 2,438,375 common shares had the effect of decreasing diluted earnings per share by $0.03 and $0.01 respectively.

                                                                    EXHIBIT 99.3


LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF INCOME
(PRELIMINARY AND UNAUDITED)
(IN MILLIONS, EXCEPT PER SHARE DATA)

                                                         Three Months Ended                           Percentage of
                                                 ------------------------------------    --------------------------------------
                                                                                                                Dollar Change
                                                                                                                  Inc/(Dec)
                                                   November 30          November 30         Dollar Change     Excluding Special
                                                      2001                2000                Inc/(Dec)            Charge
                                                 ---------------     ----------------    ------------------- ------------------
Revenues:
   Principal transactions                        $          161      $           659
   Investment banking                                       461                  552
   Commissions                                              264                  254
   Interest and dividends                                 3,400                4,928
   Other                                                     14                   21
                                                 ---------------     ----------------
      Total revenues                                      4,300                6,414
   Interest expense                                       3,097                4,716
                                                 ---------------     ----------------
      Net revenues                                        1,203                1,698           (29)%               (29)%
                                                 ---------------     ----------------

Non-interest expenses:
   Compensation and benefits                                615                  806
   Technology and communications                            125                   91
   Brokerage and clearance fees                              76                   76
   Occupancy                                                 59                   38
   Business development                                      36                   57
   Professional fees                                         26                   56
   Other                                                     23                   20
   Special charge                                           127                    -
                                                 ---------------     ----------------
      Total non-interest expenses                         1,087                1,144            (5)%               (16)%
Income before taxes and dividends on
  trust preferred securities                                116                  554
   (Benefit) provision for income taxes                    (28)                  141
   Dividends on trust preferred securities                   14                   14
                                                 ---------------     ----------------
Net income                                        $         130      $           399           (67)%               (50)%
                                                 ===============     ================
   Preferred stock dividends                                 11                   13
Net income applicable to common stock             $         119      $           386           (69)%               (51)%
                                                 ===============     ================

Earnings per common share
   Basic                                                 $ 0.49               $ 1.60
                                                 ===============     ================
   Diluted                                               $ 0.46               $ 1.46
                                                 ===============     ================

Earnings per common share (Diluted),
    excluding the special charge                         $ 0.73
                                                 ===============

                                                                    EXHIBIT 99.4


LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF INCOME
(PRELIMINARY AND UNAUDITED)
(IN MILLIONS, EXCEPT PER SHARE DATA)

                                                         Twelve Months Ended                          Percentage of
                                                 ------------------------------------    --------------------------------------
                                                                                                                Dollar Change
                                                                                                                  Inc/(Dec)
                                                    November 30         November 30         Dollar Change         Excluding
                                                      2001                 2000               Inc/(Dec)        Special Charge
                                                 ----------------     ---------------    ------------------- ------------------
Revenues:
   Principal transactions                          $       2,779       $       3,713
   Investment banking                                      2,000               2,216
   Commissions                                             1,091                 944
   Interest and dividends                                 16,470              19,440
   Other                                                      52                 134
                                                 ----------------     ---------------
      Total revenues                                      22,392              26,447
   Interest expense                                       15,656              18,740
                                                 ----------------     ---------------
      Net revenues                                         6,736               7,707           (13)%               (13)%
                                                 ----------------     ---------------

Non-interest expenses:
   Compensation and benefits                               3,437               3,931
   Technology and communications                             501                 341
   Brokerage and clearance fees                              308                 264
   Occupancy                                                 198                 135
   Business development                                      183                 182
   Professional fees                                         152                 184
   Other                                                      82                  91
   Special charge                                            127                   -
                                                 ----------------     ---------------
      Total non-interest expenses                          4,988               5,128            (3)%               (5)%
Income before taxes and dividends on
  trust preferred securities                               1,748               2,579
   Provision for income taxes                                437                 748
   Dividends on trust preferred securities                    56                  56
                                                 ----------------     ---------------
Net income                                        $        1,255       $       1,775           (29)%               (25)%
                                                 ================     ===============
   Preferred stock dividends                                  94                  96
Net income applicable to common stock             $        1,161       $       1,679           (31)%               (27)%
                                                 ================     ===============

Earnings per common share
   Basic                                                  $ 4.77              $ 6.89
                                                 ================     ===============
   Diluted                                                $ 4.38              $ 6.38
                                                 ================     ===============

Earnings per common share (Diluted),
   excluding the special charge                            $4.64
                                                 ================

                                                                    EXHIBIT 99.5


LEHMAN BROTHERS HOLDINGS INC.
SEGMENT NET REVENUE INFORMATION
(PRELIMINARY AND UNAUDITED)
(IN MILLIONS)

                                                          Three Months Ended                     Twelve Months Ended
                                                  -----------------------------------    ------------------------------------
                                                    November 30         November 30         November 30         November 30
                                                       2001               2000                2001                2000
                                                  ---------------    ----------------    ----------------    ----------------
Investment Banking:
    Debt Underwriting                                      $ 217               $ 166               $ 893               $ 585
    Equity Underwriting                                       76                 135                 440                 817
    Merger and Acquisition Advisory                          150                 243                 592                 777
                                                  ---------------    ----------------    ----------------    ----------------
         Total                                               443                 544               1,925               2,179
                                                  ---------------    ----------------    ----------------    ----------------

Capital Markets:
    Fixed Income                                             378                 657               2,227               2,060
    Equities                                                 199                 329               1,797               2,629
                                                  ---------------    ----------------    ----------------    ----------------
         Total                                               577                 986               4,024               4,689
                                                  ---------------    ----------------    ----------------    ----------------

Client Services:
    Private Client                                           165                 157                 711                 795
    Private Equity                                            18                  11                  76                  44
                                                  ---------------    ----------------    ----------------    ----------------
         Total                                               183                 168                 787                 839
                                                  ---------------    ----------------    ----------------    ----------------

         Total Lehman                                     $1,203              $1,698              $6,736              $7,707
                                                  ===============    ================    ================    ================